SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                          of 1934 (Amendment No. ____)


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X] Preliminary  Proxy Statement
[ ] Confidential for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional  Materials
[ ] Soliciting  Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                QUANTECH LTD.

                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules  14a-6(i)(1)
      and 0-11

1)    Title of each class of securities to which transaction applies:

2)    Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)    Proposed maximum aggregate value of transaction:

5)    Total fee paid:


[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as  provided  by  Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:
1)    Amount Previously Paid:
2)    Form, Schedule or Registration Statement No.:
3)    Filing Party:
4)    Date Filed:

                                  QUANTECH LTD.

                             1419 ENERGY PARK DRIVE
                            ST. PAUL, MINNESOTA 55108
                            TELEPHONE (612) 647-6370
                               FAX (612) 647-6369

                              --------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 25, 1996

                              --------------------

TO THE SHAREHOLDERS OF QUANTECH LTD.

     Please take notice that the Annual Meeting of Shareholders of Quantech Ltd. (the "Meeting") will be held, pursuant to due call by the Board of Directors of the Company, at the Minneapolis Hilton and Towers, 1001 Marquette Avenue, Minneapolis, Minnesota on November 25, 1996, at 3:30 p.m., or at any adjournment or adjournments thereof, for the purpose of considering and taking appropriate action with respect to the following:

     1.  To elect one (1) director for a term of three years;

     2. To adopt an amendment to the Articles of Incorporation to increase the number of authorized shares; and

     3. To transact any other business as may properly come before the Meeting or any adjournments thereof.

     Pursuant to due action of the Board of Directors, shareholders of record on October 23, 1996, will be entitled to vote at the Meeting or any adjournments thereof.

     A Proxy for the Meeting is enclosed herewith. You are requested to fill in and sign the Proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope.


  Saint Paul, Minnesota                                R.H. Joseph Shaw
  October 28, 1996                                     Chief Executive Officer

                                  QUANTECH LTD.

                             1419 ENERGY PARK DRIVE
                            ST. PAUL, MINNESOTA 55108
                            TELEPHONE (612) 647-6370
                               FAX (612) 647-6369

                              --------------------

                                 PROXY STATEMENT

                              --------------------

               Annual Meeting of Shareholders - November 25, 1996

                  INFORMATION CONCERNING SOLICITATION OF VOTING

     This Proxy Statement is furnished by the Board of Directors of Quantech Ltd. (the "Company") in connection with the solicitation of proxies to be used at the Annual Meeting of Shareholders (the "Meeting") of the Company to be held on Monday, November 25, 1996, at 3:30 p.m. Central Time, at the Minneapolis Hilton and Towers, 1001 Marquette Avenue, Minneapolis, Minnesota 55403, and at all adjournments thereof for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. ANY PROXY IN WHICH NO DIRECTION IS SPECIFIED WILL BE VOTED IN FAVOR OF EACH OF THE MATTERS TO BE CONSIDERED AND IN FAVOR OF THE DIRECTOR NOMINEE LISTED HEREIN. This Proxy Statement and the accompanying Annual Report, Notice and Proxy are being mailed to shareholders on or about October 28, 1996.

     The close of business on October 23, 1996 has been fixed as the record date for the determination of shareholders entitled to receive notice of and to vote at the Meeting. At that date, the Company's outstanding voting securities consisted of 46,920,759 shares of common stock, $.01 par value per share (the "Common Stock"). On all matters which will come before the Meeting, each shareholder or his proxy will be entitled to one vote for each share of Common Stock of which such shareholder was the holder of record on the record date.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time prior to its use by: (I) delivering to the principal office of the Company a written notice of revocation; or (II) filing with the Company a duly executed Proxy bearing a later date. Proxies not revoked will be voted in accordance with the choice specified by shareholders by means of the ballot provided on the Proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote proxy shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

     The costs of this solicitation will be borne by the Company. The Company will request brokerage houses and other nominees, custodians and fiduciaries to forward soliciting material to beneficial owners of the Company's Common Stock. The Company will reimburse brokerage firms and other persons representing beneficial owners for their expenses in forwarding solicitation materials to beneficial owners. Proxies are being solicited primarily by mail, but, in addition, officers and regular employees of the Company may solicit proxies personally, by telephone, by telegram or by special letter.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                         OWNERS AND EXECUTIVE MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of October 23, 1996: (I) by each of the executive officers of the Company; (II) by each director and director nominee; (III) by all directors and executive officers of the Company as a group; and (IV) by each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock. Except as otherwise indicated, each shareholder has sole voting and investment power with respect to the shares beneficially owned.

                                Number of Shares           Percent of Shares
Officers and Directors(1)       Beneficially Owned         Beneficially Owned
-------------------------       ---------------------     ----------------------
Gregory G. Freitag                 605,500(2)                   1.3%
James G. Lyons                     683,334(3)                   1.4%
Robert R. McKiel                   881,330(4)                   1.8%
Richard W. Perkins                 683,334(3)                   1.4%
R. H. Joseph Shaw                1,335,855(5)                   2.8%
Edward E. Strickland               683,334(3)(6)                1.4%

All directors and executive
officers as a
group (7 persons)                   4,872,687(7)                9.7%

5% Shareholder
-------------------------

David S. Goldsteen, M.D.            3,025,056(8)                6.4%

     (1) The address of such persons is 1419 Energy Park Drive, St. Paul, Minnesota 55108.

     (2) Includes options to purchase 600,000 shares that are currently exercisable or exercisable within 60 days of the record date.

     (3) Includes options to purchase 333,334 shares that are currently exercisable.

     (4) Includes options to purchase 830,841 shares that are currently exercisable.

     (5) Includes 1,246,262 shares issuable upon exercise of warrants and 37,925 shares held by Mr. Shaw's wife. Also includes 11,168 shares held by Spectrum Diagnostics, Inc. ("SDI"), of which company Mr. Shaw is an officer and director, but not a shareholder, and by such position has voting and dispositive power over such shares.

     (6)  Includes  100,000  shares  held  by  the  Strickland   Family  Limited
          Partnership of which entity Mr. Strickland is a general partner.

     (7) Includes options to purchase 3,677,105 shares that are currently exercisable or exercisable within 60 days of the record date. Includes 11,168 shares held by SDI, of which company Mr. Shaw is an officer and director, but not a shareholder, and by such position has voting and dispositive power over such shares and 37,925 shares held by Mr. Shaw's wife. Also includes 100,000 shares held by the Strickland Family Limited Partnership of which entity Mr. Strickland is a general partner.

     (8) Dr. Goldsteen's address is IDS Center, Suite 2332, 80 South 8th Street, Minneapolis, MN 55402.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

General

     The Company's Bylaws provide that the Board of Directors consist of three or more persons and be divided into three classes of directors of as nearly equal size as possible. Directors are elected for a term of three years and the terms are staggered so that the class of directors whose term expires is elected each year by the shareholders of the Company. There are currently six persons serving as directors. The Company is proposing that one director be elected at the Meeting to serve as a Class 1 director with a term of three years expiring in 1999, or until his successor is elected and qualifies. The Board of Directors has nominated for election Mr. ________. Mr. ______ does not have any family relationship with any of the Company's directors.

Board Recommendation

     The Board of Directors recommends that the nominee be elected as a Class 1 director to hold office for a term of three years and until his successor is duly elected and qualified.

Proxies and Voting

     Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect the nominee. The affirmative vote of the greater of
(I) a majority of shares of Common Stock present and entitled to vote at the Meeting or (II) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Meeting is necessary to elect the nominee. A shareholder submitting a Proxy may vote for the nominee for election to the Board of Directors or may withhold his or her vote. The nominee has consented to being named as a nominee. Should the nominee become unable to serve if elected, the Proxy Agents named in the Proxy will exercise their voting power in favor of such other person as the Board of Directors of the Company may recommend. The Company's Articles of Incorporation prohibit cumulative voting.

Nominee, Directors and Executive Officers

     Class 1 Nominee (Term Expiring 1999).




     Class 2 Directors (Term Expiring 1997)

     Richard W. Perkins, age 64, has been a director of the Company since September 7, 1995. Since 1985, Mr. Perkins has been President, Chief Executive Officer and a director of Perkins Capital Management, Inc., Wayzata, Minnesota. Prior thereto he was a Senior Vice President of Piper Jaffray Inc., Minneapolis, Minnesota. He is also a director of Bio-Vascular, Inc., Eagle Pacific Industries, Inc., Children's Broadcasting Corporation, Discus Acquisition Corp., Garment Graphics, Inc., Lifecore Biomedical, Inc., Nortech Systems, Inc., and CNS, Inc.

     Edward E. Strickland, age 67, has been a director of the Company since September 7, 1995. Mr. Strickland has been an independent financial consultant for more than seven years. From October 1990 to January 1991, he performed the duties of Chief Executive Officer while serving on the Executive Committee of the Board of Directors of Reuter, Inc. Mr. Strickland also serves as a director of Bio-Vascular, Inc., Hector Communications Corp., Communication Systems, Inc., and AVECOR Cardiovascular Inc.

     Class 3 Directors (Term Expiring 1998)

     R. H. Joseph Shaw, age 50, has been President, Chief Executive Officer and Chairman of the Board of the Company and its predecessor entities since their inception. Mr. Shaw is an honors science graduate with postgraduate work in the area of medical science. He has taught at McMaster University and Simon Fraser University in Canada, has served on the Le Dain Royal Commission investigating the nonmedical use of drugs and was a guest speaker to the U.S. Senate Committee on Small Business. He has an extensive background in the medical industry and in 1971 started his career with McNeil Laboratories, Ltd., a subsidiary of Johnson & Johnson ("J&J") in the position of Manager of Scientific Affairs. In that capacity he monitored clinical programs and interfaced with the Canadian equivalent of the FDA. Subsequently, he served as Canadian General Manager of another J&J company. In 1973, Mr. Shaw joined K-Vet/KVL, a privately owned medical company, as Executive Vice President, in which capacity he was responsible for all aspects of the corporate organization. In 1978, Mr. Shaw purchased the Human Diagnostics Division from this group, which he renamed Cathra International ("Cathra"). Mr. Shaw remained with Cathra as President until it was sold in 1985 and coordinated the integration of Cathra and the purchaser's medical groups into a single operating entity, MCT Medical, Inc. Mr. Shaw was the President of MCT Medical, Inc. through April 1987. From April 1987 until joining the Company, Mr. Shaw was Vice President and head of diagnostics of Quadra Logic Technologies, Inc., a company listed on NASDAQ and the Toronto Stock Exchange. Mr. Shaw has extensive experience in both national and international markets and has managed the scientific and commercial development of a number of diagnostic products. He also has experience in establishing and managing strategic alliances in Canada, the United States, Japan and Europe.

     James F. Lyons, age 64, has served as a director of the Company since September 7, 1995. From September 1993 through October 1994, when he retired, Mr. Lyons was Chief Executive Officer of Bio-Vascular, Inc., a cardiovascular medical products company. From 1978 through 1990, Mr. Lyons was President and Chief Executive Officer of Bio-Medicus, Inc., a cardiovascular medical products company. Mr. Lyons is also a director and Chairman of the Board of Bio-Vascular, Inc., and a director of ATS Medical, Inc. and Spine-Tech, Inc.

Executive Officers

     Robert R. McKiel, Ph.D., age 53, has been Executive Vice President-Research and Development since 1992 and has served as a director from May 1995 with the expiration of his term as a director occurring at the Meeting. From 1984 to 1987, Dr. McKiel served as Vice President of Amersham International, a large medical company based in the United Kingdom. From 1987 until joining the Company he served as a consultant to various companies in the medical diagnostics industry, including Ares-Serono and Boehringer Mannheim Corporation. In that capacity, he has been involved in a variety of projects including the design of a clinical immunochemistry analyzer, implementation of a GMP (Good Manufacturing Practices) program for a clinical device manufacturer and a redesign of a pharmaceutical quality control program. He earned his baccalaureate degree in organic chemistry at the University of Notre Dame and a doctorate in biological chemistry at the University of Illinois. After completion of his post-doctoral residency in clinical chemistry at the University of Illinois Medical Center, he joined the Illinois Medical Center staff. From 1973 to 1979, he served as an Assistant Director of the University of Illinois Hospital Laboratories and as head of the Radioimmunoassay Laboratory, held various faculty appointments, and taught in the departments of Biological Chemistry and Pathology. In 1979, Dr. McKiel joined Amersham Corporation to establish a U.S. based technical support system for the company's products, and to enhance Amersham's effectiveness in the design and marketing of new products in the U.S.

         Gregory G. Freitag, age 34, has been Chief Financial Officer, Vice President of Corporate Development and Secretary of the Company since December 1, 1995. From 1987 until joining the Company Mr. Freitag was a lawyer with the Minneapolis, Minnesota law firm of Fredrikson & Byron, P.A. As a shareholder with Fredrikson & Byron he practiced in the corporate, securities and merger and acquisition areas of law. Mr. Freitag has his J.D. and CPA, has served on securities advisory committees to the Minnesota Commissioner of Commerce and is included in the Minnesota Business Guide to Law & Leading Attorneys.

Director Compensation

     The Company does not currently compensate its directors. The Company has, however, granted options to its directors from time to time. Additional directors' options may be granted in the future to attract and retain qualified personnel to its Board of Directors.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to, or earned by, the Chief Executive Officer of the Company and to all executive officers whose compensation exceeded $100,000 for fiscal 1996.


                                                                                Long-Term
                                                                              Compensation
                                             Annual Compensation                 Awards
                                   ----------------------------------------    ------------

                                                             Other Annual      Securities     All Other
Name and                Fiscal      Salary       Bonus       Compensation      Underlying     Compensation
Principal Position       Year        ($)          ($)             ($)          Options (#)        ($)
--------------------    -------    ---------     -------     --------------    ------------    ----------
R.H. Joseph Shaw,       1996       $150,000        0            $7,800              0              0
Chief  Executive        1995       $150,000        0            $7,800              0              0
Officer                 1994       $150,000        0            $7,800              0              0

Robert R. McKiel,       1996       $117,500        0               0                0              0
Executive Vice          1995       $110,000        0               0                0              0
President of R & D      1994       $ 85,000        0               0                0              0


     No individuals named in the Summary Compensation Table received stock options during the year ended June 30, 1996.

Option Exercises and Value of Options at End of Fiscal 1996

     The following table sets forth, for each of the executive officers named in the Summary Compensation Table above, the year-end value of unexercised options.


                    Shares                      Number of Unexercised              Value of Unexercised
                   Acquired                         Options at End                 In-the-Money Options
                      on         Value            of Fiscal 1996 (1)           at End of Fiscal 1996 (1)(2)
                                             -----------------------------    -------------------------------
 Name              Exercise     Realized     Exercisable     Unexercisable    Exercisable      Unexercisable
---------------    ---------    ---------    -----------     -------------    -----------      --------------

R.H. Joseph
Shaw                  0           N/A         1,246,262           $0           $510,967             $0
Robert R.
McKiel                0           N/A           830,841           $0           $340,645             $0
------------------------


(1) The shares represented for Messrs. Shaw and McKiel were granted as warrants to purchase Common Stock and not options. As such, these shares are not included in the Company's Nonqualified Stock Option Plan described below.

(2) Value based on market value of the Company's Common Stock on September 30, 1996 ($.66 per share closing price) less the exercise price.

Employment Agreements

         In May 1995, the Company entered into three-year employment agreements with Messrs. Shaw and McKiel and in December of 1995 entered into a two year employment agreement with Mr. Freitag (the "Employment Agreements"), which provide for annual base salaries of $150,000, $110,000 (subsequently raised to $125,000) and $125,000, respectively, and further provide that Messrs. Shaw, McKiel and Freitag are entitled to certain severance benefits in the event that their employment is terminated by the Company "without cause" or by such executive following a "change of control" (both as defined in the Employment Agreements). In the event the employment agreements are terminated for any reason by the Company, other than for cause as defined in the agreements, Messrs. Shaw and McKiel would receive the salary due under the remaining term of the agreement plus one year's salary, and Mr. Freitag would receive two year's salary and bonus. Messrs. Shaw and McKiel also have the right upon termination without cause to "put" any shares they own or have the right to receive pursuant to options back to the Company at fair market value. Each of the Employment Agreements contains a covenant not to compete with the Company: (1) for Messrs. Shaw and McKiel for twelve months following termination, except in the event of their termination by the Company "without cause" or at their election upon a "change of control"; and (2) for such period as Mr. Freitag is paid termination benefits. Finally, Mr. Shaw is provided an automobile allowance.

Nonqualified Stock Options

         On September 3, 1996 the Company's Board of Directors adopted the Quantech Ltd. Nonqualified Stock Option Plan (the "Plan"). The Plan provides for the granting of nonqualified options to purchase Common Stock of the Company to employees, directors and members of the Company's Scientific Advisory Board. A total of 4,313,500 shares of the Company's Common Stock have been reserved for issuance upon exercise of options granted under the Plan. Options issued to employees, directors and members of the Company's Scientific Advisory Board prior to the adoption of the Plan for the purchase of up 4,063,500 shares have been included in the Plan. The Company's Compensation Committee has complete discretion to determine the persons to whom options are granted under the Plan and to set the terms of such options including, but not limited to, terms relating to price (which generally will be the fair market value of the Company's Common Stock on the date of grant), duration, vesting, termination and the number of shares subject to such option. The Plan will continue for an indefinite period until terminated by the Board of Directors or Compensation Committee.

Certain Transactions

         R. H. Joseph Shaw and Robert McKiel, officers and directors of the Company, from time to time over the last three years have either been indebted to the Company for funds advanced pursuant to authorization by the Board of Directors or owed money by the Company for services rendered by them which the Company was unable to pay on a current basis. At the present time, the Company is not indebted to such persons, does not intend to be in the future and none of the officers and directors of the Company is indebted to the Company.

         The Company has authorized 60,000,000 shares of its Common Stock. The Company had 46,920,759 shares of Common Stock outstanding and 16,083,603 shares issuable upon the exercise of options and warrants. Because the total number of shares outstanding and issuable upon exercise of options and warrants exceeds the Company's authorized shares, Messrs. Freitag, Perkins, Strickland and Lyons have amended their stock options for the purchase of up to 500,000 shares each and Mr. Shaw his warrant for up to 346,262 shares to provide that they are not exercisable for such number of shares until the shareholders of the Company approve an increase in the aggregate number of authorized shares of Company Common Stock. Proposal Two of this Proxy Statement seeks such increase.

                                  PROPOSAL TWO

        ADOPTION OF AMENDMENT TO INCREASE THE NUMBER OF AUTHORIZED SHARES

     Article 3.1 of the Company's Articles of Incorporation provides that the aggregate number of shares of all classes of stock which the Company shall have the authority to issue is Sixty Million (60,000,000) shares. The Board of Directors recommends to the shareholders that Article 3.1 of the Company's Articles of Incorporation be amended to increase the number of authorized shares of the Common Stock to One Hundred and Twenty Million (120,000,000) shares. Of the 120 million shares 90 million shares have been deemed Common Stock and 30 million shares deemed undesignated shares.

     The undesignated shares allow the Board of Directors of the Company to designate the shares and issue them upon such terms and at such times as it considers appropriate without further shareholder approval. This flexibility allows for a greater ability to structure future financings or transactions, if required. However, in the event of a proposed merger, tender offer or other attempt to gain control of the Company of which the Board does not approve, the unissued Common Stock, through the dilution of percentage ownership, and the undesignated shares, through the issuance of a series of stock with certain rights and preferences, could allow the Board to impede the completion of such a transaction. An effect of the proposed amendment, therefore, may be to deter a future takeover attempt. The Board does not intend to issue any shares except on terms which the Board deems to be in the best interests of the Company and its then existing shareholders. Neither the Board of Directors nor management of the Company is aware of any specific effort to accumulate the Company's securities or to obtain control of the Company by means of a merger, tender offer or solicitation of proxies in opposition to management.

     Of the 60 million shares of the Common Stock now authorized for issuance, as of October 22, 1996, 46,920,759 shares were issued and outstanding and an additional 16,083,603 shares of Common Stock were reserved for issuance pursuant to stock options and warrants. Currently, the total number of shares issued or subject to issuance pursuant to options and warrants exceeds the authorized shares by 3,004,362 shares. Certain directors and employees of the Company have entered into agreements to provide that all or a portion of their options or warrants are not exercisable until the shareholders of the Company approve an increase in the aggregate number of authorized shares of Company Common Stock so as to cause an improper issuance of unauthorized shares.

     Management and the Board of Directors believe that it is desirable to increase the number of authorized shares of Common Stock available for issuance as recommended to enable the Company to issue Common Stock in the future to finance its business, for issuance pursuant to stock options so as to continue to retain and obtain qualified employees, directors and scientific advisors, and for possible issuance in connection with acquisitions or other business combinations. The Company has no present plans, understandings or agreements for issuance or use of the proposed additional shares in connection with any acquisitions or business combinations. However, the Board of Directors believes that the proposed increase is desirable so that, as the need may arise, the Company will have more financial flexibility and be able to issue shares of equity securities, without the expense and delay of a special shareholders' meeting, in connection with possible equity financing, future opportunities for expanding the business through investments or acquisitions and employee benefit plans or other purposes.

     Accordingly, the Board of Directors recommends that Article 3.1 of the Articles of Incorporation of the Company be amended as follows:

                                   ARTICLE 3.1
                                  CAPITAL STOCK

         The aggregate number of shares the corporation has the authority to issue shall be 120,000,000, which shall have a par value of $.01 per share solely for the purpose of a statute or regulation imposing a tax or fee based upon the capitalization of the corporation, and which shall consist of 90,000,000 common shares and 30,000,000 undesignated shares. The Board of Directors of the corporation is authorized to establish from the undesignated shares, by resolution adopted and filed in the manner provided by law, one or more classes or series of shares, to designate each such class or series (which may include but is not limited to designation as additional common shares), and to fix the relative rights and preferences of each such class or series.


Board Recommendation and Shareholder Vote Required

     The Board of Directors recommends a vote FOR an amendment to Article 3.1 of the Articles of Incorporation. Approval of the adoption of the amendment to the Articles of Incorporation requires the affirmative vote of the greater of (I) a majority of shares of Common Stock present and entitled to vote at the Meeting or (II) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Meeting.

                  SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Any shareholder proposals intended to be presented at the Company's next Annual Meeting of Shareholders must be received by the Company at its office located at 1419 Energy Park Drive, St. Paul, Minnesota 55108 on or before June 26, 1997 to be considered for inclusion in the Company's Proxy Statement and form of Proxy relating to such meeting.

                                  OTHER MATTERS


Board of Directors and Committees

     The Board of Directors held four meetings during the fiscal year ended June 30, 1996. Each director attended all of these meetings. The directors also meet informally from time to time to discuss issues concerning the Company and take action through unanimous written consent. The Company has Audit and Compensation Committees, but does not have a Nominating Committee of the Board of Directors.

     The Audit Committee is comprised of directors Perkins, Lyons and Strickland with Mr. Strickland as Chairman. The Audit Committee has the responsibility of selecting Quantech's independent auditors and communicating with such auditors on matters of auditing and accounting. The Audit Committee did not meet during the fiscal year ended June 30, 1996, but informally met throughout the year with the Company's Chief Financial Officer to discuss auditing and accounting matters.

     The Compensation Committee is also comprised of directors Perkins, Lyons and Strickland with Mr. Lyons as Chairman. The Compensation Committee has the responsibility of reviewing on an annual basis all officer compensation and administering any employee options and plans related thereto. The Compensation Committee met once during the fiscal year ended June 30, 1996 and all members were present. The Compensation Committee also meets informally to discuss compensation issues.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during the fiscal year ended June 30, 1996, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were satisfied except with respect to Mr. Shaw who filed one Form 4 late reporting three transactions, and Messrs. Lyons, Strickland, Perkins, Freitag and McKiel, each of whom filed his Form 3 late.

Independent Auditors

         McGladrey & Pullen, LLP served as independent auditors for the fiscal year ended June 30, 1996 and has been selected to serve for the current year. Representatives of McGladrey & Pullen, LLP will be present at the Meeting , will be given an opportunity to make a statement regarding financial and accounting matters of the Company if they so desire, and will be available to respond to appropriate questions from shareholders.

Form 10-KSB

     The Company will furnish without charge to each person whose proxy is being solicited, upon written request of any such person, a copy of the Company's Annual Report on From 10-KSB for the fiscal year ended June 30, 1996, as filed with the Securities and Exchange Commission, including the Financial Statements and the Financial Statement Schedules thereto. The Company will furnish to any such person any exhibit described in the list accompanying the Form 10-KSB upon the payment, in advance, of reasonable fees related to the Company's furnishing such exhibit(s). Requests for copies of such report and/or exhibit(s) should be directed to Gregory Freitag, Chief Financial Officer, at the Company's principal address.

Other Business

     All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Meeting in accordance with the directions given. In voting by proxy in regards to the matters presented, shareholders may vote in favor of the item, against the item or abstain from voting. Shareholders should specify their choices on the enclosed Proxy. Any Proxy on which no direction is specified will be voted in favor of each of the matters to be considered.

     The Board of Directors does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement and is not aware that any other matters will be presented for action at the Meeting. Should any other matters be properly presented, the persons named in the enclosed form of Proxy will vote the Proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the Proxy.


Dated: October 28, 1996




                                               R.H. Joseph Shaw
                                               Chief Executive Officer

                                  Quantech Ltd.

                    ----------------------------------------

                  PROXY FOR 1996 ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 25, 1996
               --------------------------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints R.H. Joseph Shaw and Gregory G. Freitag, officers of the Company, with full power of substitution, his or her Proxy to represent and vote, as designated below, all shares of Quantech Ltd. registered in the name of the undersigned, with the powers the undersigned would possess if personally present at the Company's 1996 Annual Meeting of Shareholders to be held on Monday, November 25, 1996, at 3:30 p.m. Central Time, at the Minneapolis Hilton and Towers, 1001 Marquette Avenue, Minneapolis, Minnesota 55403, and at any adjournment thereof, hereby revoking all proxies previously given with respect to the meeting.

     The Board of Directors recommends that you vote "FOR" each proposal

1.   ELECT ___________ AS A DIRECTOR OF THE COMPANY:


      [ ]   FOR nominee            [ ]  WITHHOLD AURTHORITY to vote for nominee


2. AMEND ARTICLES OF INCORPORATION to increase the number of authorized shares to 120,000,000 shares consisting of 90,000,000 Common Shares and 30,000,000 undesignated shares:


       [ ]  FOR             [ ]  AGAINST                    [ ]   ABSTAIN


3.   OTHER MATTERS:  In their discretion, the appointed Proxies are


       [ ]   Authorized                       [ ]      Not Authorized

     to vote upon such other business as may properly come before the meeting.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSALS #1 AND #2 AND WILL BE DEEMED TO GRANT AUTHORITY UNDER PROPOSAL #3.

     Dated: ______, 1996          _____________________________________________


                                  ---------------------------------------------
                                  PLEASE  DATE AND SIGN ABOVE  exactly
                                  as  name(s)   appear  at  the  left.
                                  Executors, administrators, trustees,
                                  guardians,   etc.,  should  indicate
                                  capacity  when  signing.  For  stock
                                  held in Joint  Tenancy,  each  joint
                                  owner should sign.